UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: (281) 362-6800
_____________________________________________________
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
 Approval of Amendment No. 2 to the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan
On April 3, 2017, the Board of Directors of Newpark Resources, Inc. (the “Company”), subject to stockholder approval, approved Amendment No. 2 (the “Amendment”) to the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (the “2015 Plan”). The Amendment was also approved by the stockholders of the Company on May 18, 2017. The Amendment to the 2015 Plan increases the number of shares available for issuance thereunder by 2,000,000 shares to a total of 9,800,000 shares.
The principal features of the Amendment and the 2015 Plan are described in detail under “Proposal No. 4 Approval of an Amendment to the 2015 Employee Equity Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2017 Annual Meeting of Stockholders filed by the Company with the Securities and Exchange Commission on April 6, 2017 (the “Proxy Statement”). The description of the principal features of the Amendment and the 2015 Plan included in the Proxy Statement is incorporated herein by reference.
The foregoing description of the principal features of the Amendment and the 2015 Plan is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.9 to the Company’s Registration Statement on Form S-8 on May 18, 2017 (SEC File No. 333-218072).
Approval of the Amended and Restated Employee Stock Purchase Plan
On April 3, 2017, the Board of Directors of the Company, subject to stockholder approval, approved the Amended and Restated Employee Stock Purchase Plan (the “Amended ESPP”). The amendment and restatement of the Company’s 2008 Employee Stock Purchase plan was approved by the Company’s stockholders on May 18, 2017. The Amended ESPP, among other things, (i) increases in the number of shares available for issuance thereunder by 1,000,000 shares to a total of 2,000,000 shares; (ii) removes the term of the Amended ESPP; (iii) adds a component facilitating the potential participation of employees outside of the United States; and (iv) includes a limitation of 2,000 shares that may be acquired by a participant during an option period.
The principal features of the Amended ESPP are described in detail under “Proposal No. 5 Approval of an Amendment and Restatement of Newpark Resources, Inc. 2008 Employee Stock Purchase Plan” of the Company’s Proxy Statement. The description of the principal features of the Amended ESPP included in the Proxy Statement is incorporated herein by reference.
The foregoing description of the principal features of the Amended ESPP is qualified in its entirety by reference to the full text of the Amended ESPP, which is filed as Exhibit 4.7 to the Company’s Registration Statement on Form S-8 on May 18, 2017 (SEC File No. 333-218074).
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 18, 2017, the following proposals were submitted to the stockholders of the Company at the Company’s 2017 Annual Meeting of Stockholders.

1.	The election of six directors to the Board of Directors;
2.	An advisory vote on named executive officer compensation;
3.	An advisory vote on the frequency of holding future advisory votes on named executive officer compensation;
4.	Approval of Amendment No. 2 to the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan;
5	Approval of the Amended and Restated Employee Stock Purchase Plan; and
6.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2017.

The proposals are more fully described in the Company’s Proxy Statement. The following are the final vote results along with a brief description of each proposal.
Proposal 1: Election of Directors: the stockholders of the Company elected each of the following director nominees for a term that will continue until the 2018 Annual Meeting of Stockholders.

Director	Votes For	Withheld	Broker Non-Votes
David C. Anderson	74,750,481	307,344	6,775,214
Anthony J. Best	74,614,264	443,561	6,775,214
G. Stephen Finley	74,594,999	462,826	6,775,214
Paul L. Howes	74,749,720	308,105	6,775,214
Roderick A. Larson	72,093,301	2,964,524	6,775,214
Gary L. Warren	74,038,329	1,019,496	6,775,214
Proposal 2: An advisory vote on named executive officer compensation - the stockholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
72,589,457	2,349,108	119,260	6,775,214
Proposal 3: An advisory vote on the frequency of holding future advisory votes on named executive officer compensation - the stockholders of the Company approved, on a non-binding advisory basis, the holding of future advisory votes on named executive officer compensation every year.

One Year	Two Years	Three Years	Abstain
58,918,107	159,448	15,864,694	115,576
Proposal 4: Approval of Amendment No. 2 to the 2015 Employee Equity Incentive Plan - the stockholders approved Amendment No. 2 to the 2015 Employee Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
51,701,628	23,341,375	14,822	6,775,214
Proposal 5: Approval of amending and restating the Company’s 2008 Employee Stock Purchase Plan - the stockholders approved the Amended and Restated Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
74,709,331	330,053	18,441	6,775,214
Proposal 6: Ratification of the Appointment of Independent Registered Public Accounting Firm - the stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2017.

For	Against	Abstain	Broker Non-Votes
80,951,877	874,473	6,689	6,775,214

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 2 to Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-8 filed on May 18, 2017 (SEC File No. 333-218072).

10.2
Newpark Resources, Inc. Amended and Restated Employee Stock Purchase Plan, incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed on May 18, 2017 (SEC File No. 333-218074).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated:	May 22, 2017	By:	/s/ Gregg S. Piontek
Gregg S. Piontek, Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 2 to Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-8 filed on May 18, 2017 (SEC File No. 333-218072).

10.2
Newpark Resources, Inc. Amended and Restated Employee Stock Purchase Plan, incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed on May 18, 2017 (SEC File No. 333-218074).